                                                               EXHIBIT h(65)(c)

                                 AMENDMENT NO. 2

                             PARTICIPATION AGREEMENT

         The Participation Agreement, made and entered into as of the 17th day of April, 2000, and amended on May 1, 2000 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, AIM Distributors, Inc., a Delaware corporation, Sun Life Insurance and Annuity Company of New York, a New York life insurance company ("Insurer"), and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

         Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

----------------------------------------------------------------------------------------------------------------------
    FUNDS AVAILABLE UNDER THE             SEPARATE ACCOUNTS                    CONTRACTS FUNDED BY THE SEPARATE
           POLICIES                      UTILIZING THE FUNDS                               ACCOUNTS
----------------------------------------------------------------------------------------------------------------------
         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund     Sun Life (N.Y.)               FUTURITY - NY VARIABLE AND FIXED
AIM V.I. Growth Fund                   Variable Account C            ANNUITY CONTRACT
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
----------------------------------------------------------------------------------------------------------------------
         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund     Sun Life (N.Y.)Variable       FUTURITY ACCOLADE NY VARIABLE AND
AIM V.I. Growth Fund                   Account C                     FIXED ANNUITY CONTRACT
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund
----------------------------------------------------------------------------------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: September 1, 2001

                                            AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin                 By: /s/ Carol F. Relihan
        --------------------------              --------------------------------
Name:  Nancy L. Martin                      Name:  Carol F. Relihan
Title: Assistant Secretary                  Title: Senior Vice President

                                            A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin                 By: /s/ Michael J. Cemo
        --------------------------              --------------------------------
Name:  Nancy L. Martin                      Name:  Michael J. Cemo
Title: Assistant Secretary                  Title: President

                                            SUN LIFE INSURANCE AND ANNUITY
                                            COMPANY OF NEW YORK

Attest: /s/ Maura Murphy                    By: /s/ Ronald J. Fernandes
        --------------------------              --------------------------------
Name:  Maura Murphy                         Name:  Ronald J. Fernandes
Title: Senior Counsel                       Title: Vice President, Retirement
                                                   Products & Services

                                            By: /s/ Edward M. Shea
                                                --------------------------------
                                            Name:  Edward M. Shea
                                            Title: Assistant Vice President and
                                                   Senior Counsel

                                            CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy                    By: /s/ Norton A. Goss, II
        --------------------------              --------------------------------
Name:  Maura Murphy                         Name:  Norton A. Goss, II
Title: Senior Counsel                       Title: Assistant Vice President

                                            By: /s/ George E. Maden
                                                --------------------------------
                                            Name:  George E. Maden
                                            Title: Secretary